UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 19, 2005

La Jolla Pharmaceutical Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-24274	33-0361285
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6455 Nancy Ridge Drive, San Diego, California		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 452-6600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On May 19, 2005, La Jolla Pharmaceutical Company (the "Company") held its annual meeting of stockholders (the "Annual Meeting"). At the Annual Meeting, the stockholders approved an amendment to the La Jolla Pharmaceutical Company 2004 Equity Incentive Plan. The amendment increased the number of shares available for the issuance under the plan by 2,800,000.

In addition, the stockholders approved an amendment to the La Jolla Pharmaceutical Company 1995 Employee Stock Purchase Plan. The amendment increased the number of shares available for purchase under the plan by 700,000 shares.

The above described plans, as amended, are filed as Exhibits 10.1 and 10.2 to this report and the above summaries are qualified in their entirety by reference to the complete text of such plans.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the stockholders also approved an amendment to the Company’s Certificate of Incorporation (the "Amendment") that increased the number of authorized shares of Company common stock from 100,000,000 shares to 175,000,000 shares. The Amendment was filed with the Secretary of State of the State of Delaware on May 20, 2005.

The text of the Amendment is filed as Exhibit 3.1 and the above summary is qualified in its entirety by reference to the complete text of the Amendment.

Item 8.01. Other Events.

On May 19, 2005, the board of directors appointed a new Lead Independent Director and a new Audit Committee Financial Expert, and took other related actions with respect to the committees of the board of directors, all in connection with the retirement of William E. Engbers on May 19, 2005.

The board of directors appointed Stephen M. Martin as its new Lead Independent Director and appointed Craig R. Smith, M.D. as its new Audit Committee Financial Expert. The board of directors also approved the composition of its committees as follows: Audit Committee: Stephen M. Martin (Chairman), Thomas H. Adams, Ph.D., and Craig R. Smith, M.D.; Compensation Committee: Robert A. Fildes, Ph.D. (Chairman), Thomas H. Adams, Ph.D., Stephen M. Martin, and Craig R. Smith, M.D.; Corporate Governance and Nominating Committee: Craig R. Smith, M.D. (Chairman), Thomas H. Adams, Ph.D., and Robert A. Fildes, Ph.D.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits
The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No. Description
3.1 Certificate of Amendment to Certificate of Incorporation of La Jolla Pharmaceutical Company.
10.1 La Jolla Pharmaceutical Company 2004 Equity Incentive Plan, as amended.
10.2 La Jolla Pharmaceutical Company 1995 Employee Stock Purchase Plan, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

La Jolla Pharmaceutical Company

May 20, 2005	By:	/s/ Steven B. Engle

Name: Steven B. Engle
Title: Chairman and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation of La Jolla Pharmaceutical Company.
10.1	La Jolla Pharmaceutical Company 2004 Equity Incentive Plan, as amended.
10.2	La Jolla Pharmaceutical Company 1995 Employee Stock Purchase Plan, as amended.